EXHIBIT 24

                                POWER OF ATTORNEY

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                                   EXHIBIT 24



                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Ronald W. Bachli or Richard W. Decker, Jr. and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Registration Statement on Form S-8 and all amendments and/or supplements to this Registration Statement on Form S-8.


/s/ Ronald W. Bachli                  ,    Director, Principal Executive      December 31,1999
--------------------------------------     Officer
Ronald W. Bachli



 /s/ J. Thomas Byrom                  ,    Director                           December 31,1999
--------------------------------------
J. Thomas Byrom



/s/ Richard W. Decker, Jr.            ,    Director                           December 31,1999
--------------------------------------
Richard W. Decker, Jr.



                                      ,    Director                           December 31,1999
--------------------------------------
Joseph P. Heitzler



 /s / Robert J. Kushner               ,    Director                           December 31,1999
--------------------------------------
Robert J. Kushner



                                      ,    Director                           December 31,1999
--------------------------------------
Larry D. Mitchell



/s/ Clifford R. Ronnenberg            ,    Director                           December 31,1999
--------------------------------------
Clifford R. Ronnenberg



                                      ,    Director                           December 31,1999
--------------------------------------
Jaynie Studenmund



/s/ James McGann                      ,    Principal Financial Officer        December 31,1999
--------------------------------------
James McGann

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